UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ______________________________
FORM 8-K
 ______________________________
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015
 ______________________________
D.R. Horton, Inc.
(Exact name of registrant as specified in its charter)
______________________________

Delaware	1-14122	75-2386963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
301 Commerce Street, Suite 500, Fort Worth, Texas 76102
(Address of principal executive offices)
Registrant’s telephone number, including area code: (817) 390-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 ______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On January 26, 2015, D.R. Horton, Inc. issued a press release announcing its results and related information for its first quarter ended December 31, 2014 and declaring its quarterly dividend. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 2.02.

The information furnished in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibit

99.1	Press Release dated January 26, 2015 related to the Company’s results and related information for the first quarter ended December 31, 2014 and declaring its quarterly dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D.R. Horton, Inc.
Date:	January 26, 2015	By:	/S/ BILL W. WHEAT
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 26, 2015